Exhibit 1

Schedule 13D Joint Filing Agreement

The undersigned and each other person executing this joint filing agreement (this “Agreement”) agree as follows:

The undersigned is eligible to file a statement or statements on Schedule 13D pertaining to the Common Stock, $0.01 par value per share, of IGI Laboratories, Inc., a Delaware corporation, to which this Agreement is an exhibit. The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. The undersigned agrees that such statement is being filed by and on behalf of each of the persons executing this Agreement.

After reasonable inquiry and to the best of my knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete, and correct

In Witness Whereof, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date set forth below.

Date: March 23, 2009

                                                                                                                 Life Sciences Opportunities Fund II, L.P.

                                                                                                                   By: Signet Healthcare Partners, LLC

                                                                                                                    By: /s/ James C. Gale
                                                                                                                         Name: James C. Gale
                                                                                                                         Title:  Manager

Life Sciences Opportunities Fund (Institutional) II, L.P.

                                                                                                                     By: Signet Healthcare Partners, LLC

                                                                                                                    By: /s/ James C. Gale
                                                                                                                          Name: James C. Gale
                                                                                                                         Title:  Manager

                                                                                                                    Signet Healthcare Partners, LLC

                                                                                                                    By: SMH Capital Inc.

                                                                                                                    By: /s/ Ben T. Morris
                                                                                                                         Name: Ben T. Morris
                                                                                                                         Title: Chief Executive Officer

                                                                                                                     SMH Capital Inc.

                                                                                                                      By: /s/ Ben T. Morris
                                                                                                                            Name: Ben T. Morris
                                                                                                                            Title: Chief Executive Officer

                                                                                                                      Sanders Morris Harris Group, Inc.

                                                                                                                      By: /s/ Ben T. Morris
                                                                                                                            Name: Ben T. Morris
                                                                                                                            Title: Chief Executive Officer

                                                                                                                                                               /s/ James C. Gale

                                                                                                                       James C. Gale

                                                                                                                                                               /s/ Joyce Erony

                                                                                                                       Joyce Erony

                                                                                                                                                                /s/ Ben T. Morris

                                                                                                                        Ben T. Morris